Revenue and other income	6 Months Ended
Jun. 30, 2022
Revenue [abstract]
Revenue and other income	Revenue and other income
The revenue recognition accounting principles used to prepare the interim condensed consolidated financial statements for the six-month period ended June 30, 2022 are identical to those used for the year ended December 31, 2021.

Application of IFRS 15 to the license and collaboration agreement and clinical supply agreement with LianBio
The application of IFRS 15 to the license and collaboration agreement entered into in 2021 between the Company and LianBio is presented in section 4.1.6.15 of the Company's universal reference document filed to the Autorité des marchés financiers ("AMF") on April 08, 2022, and in the Note 15 of the Consolidated financial statements for the year ended December 31, 2021 included in the Form 20-F, as amended, filed to the Securities and Exchange Commission ("SEC) the same day.

In addition, in accordance with the Clinical Supply agreement, the Company will be responsible, for labelling and packaging such Products to be delivered to LianBio in accordance with the Territory Labelling and Packaging Requirements and in compliance with the applicable formulation(s) and dosage form(s) as specified by LianBio in each Purchase Order.

The arrangement falls within the scope of IFRS 15 given the products used develop the licensed products are outputs of the Company’s ordinary activities.

Grants and Subsidies

Since its creation, the Company has received, because of its innovative approach to nanomedicine, certain grants and subsidies from the French State or French public authorities. These grants and subsidies are intended to finance its general or specified activities. Grants are recognized as income as the related expenses are incurred, provided there is reasonable assurance that the Company will comply with the conditions attaching to them and that the grants will be received.

Research tax credit

The research tax credit ("CIR") is granted to companies by the French government to encourage them to conduct technical and scientific research. Companies that can prove that they have incurred expenses that meet the required criteria (research expenses located in France or, since January 1, 2005, in the European Community or in another country that is a party to the Agreement on the European Economic Area and that has entered into a tax treaty with France containing an administrative assistance clause) are entitled to a tax credit which, in principle, can be offset against the corporate income tax due for the fiscal year in which the expenses were incurred and for the three following years. Any unused portion of the tax credit is then reimbursed by the Treasury. In the particular case where the Company qualifies as a small and medium-sized enterprise (SME), the Company may request immediate reimbursement of the balance of the tax credit without application of the three-year period.

The Company has benefited from the research tax credit since its creation. This financing is recorded under "Other income" in the year in which the corresponding expenses were incurred. The portion of the financing related to capitalized expenses is deducted in the balance sheet from the capitalized expenses and in the income statement from the amortization charges of these expenses.

Detail of revenue and other income

The following table summarizes the Company’s revenue and other income per category for the six-month period ended June 30, 2022 and 2021:

	For the six-month period ended June 30,
(in thousands of euros)	2022	2021
Services	—	5
Other sales	—	5
Total revenue	—	10
Research tax credit	1,053	1,227
Subsidies	111	62
Other Income	165	20
Total other income	1,329	1,309
Total revenue and other income	1,329	1,319